UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: Merrill Lynch World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Merrill Lynch World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        World Income Fund, Inc.

Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch World Income Fund, Inc.

Portfolio Information as of December 31, 2004

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa .................................................                2.4%
BB/Ba ...................................................               13.2
B/B .....................................................               27.0
CCC/Caa .................................................                7.0
CC/Ca ...................................................                1.6
D .......................................................                0.3
NR (Not Rated) ..........................................               47.2
Other* ..................................................                1.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants and other interests.

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ...........................................               29.8%
United Kingdom ..........................................                9.5
Brazil ..................................................                8.9
Germany .................................................                7.5
Russia ..................................................                6.4
Turkey ..................................................                5.6
Canada ..................................................                4.2
Venezuela ...............................................                3.5
Norway ..................................................                3.4
Mexico ..................................................                2.5
Australia ...............................................                2.3
Argentina ...............................................                1.9
Ukraine .................................................                1.5
Indonesia ...............................................                1.4
China ...................................................                1.3
New Zealand .............................................                1.3
Philippines .............................................                1.3
Colombia ................................................                1.2
Sweden ..................................................                1.1
Ecuador .................................................                1.0
Poland ..................................................                1.0
Greece ..................................................                0.9
Spain ...................................................                0.8
Denmark .................................................                0.6
Thailand ................................................                0.5
Uruguay .................................................                0.3
Luxembourg ..............................................                0.2
Netherlands .............................................                0.1
--------------------------------------------------------------------------------


2       MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

A Letter From the President and Chief Investment Officer

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund significantly outperformed its benchmark and its comparable Lipper category average for the fiscal year, as both the high yield and emerging market debt sectors of the market performed well.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2004, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +17.04%, +16.43%, +16.22% and +17.14%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) Fund returns significantly exceeded the +10.78% return of the benchmark JP Morgan Global Government Bond Broad Index for the same period. The Fund also significantly outperformed its peers for the year. For the 12-month period ended December 31, 2004, the Lipper Global Income Funds category had an average return of +8.64%. (Funds in this Lipper category invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.)

One of the primary reasons for the Fund's outperformance versus the benchmark over the past 12 months was the portfolio's overweight position in high yield and emerging markets debt. During the 12 months under review, U.S. Treasury yields traded in a very narrow range. At the start of 2004, the yield on the 10-year Treasury was 4.27%, and while the yield climbed as high as 4.87% in June, it finished the year at 4.24% to remain virtually unchanged year-over-year. In this environment, higher-quality fixed income securities experienced only modest performance. The Merrill Lynch AAA U.S. Treasuries/Agencies Index, for example, returned +2.18% for the year. In contrast, the spread sectors of the fixed income market performed extremely well. For the 12-month period, the Merrill Lynch High Yield Master Index returned +10.76% and the JP Morgan Emerging Markets Bond Index returned +11.77%.

During 2004, strong economic growth and a flattening yield curve (which resulted as short-term interest rates rose and long-term interest rates remained relatively flat) benefited the spread sectors of the market, as yield spreads over Treasury issues narrowed significantly. The outstanding performance of emerging markets debt also can be attributed to improved fundamentals on the part of many issuers, and to the increased price of oil and other commodities, which greatly helped emerging markets in general over the course of the year. In addition, in developed markets outside of the United States, bonds rallied as growth prospects around the world dimmed somewhat and interest rates declined. The Fund's holdings in developed-country sovereign bonds benefited from this trend.

Our stance against the U.S. dollar also contributed to the Fund's strong absolute and relative performance. Over the course of the year, the U.S. dollar weakened significantly compared to other currencies. The euro, the yen, the British pound and many emerging market currencies performed very well under these circumstances. Over the course of the year, the portfolio's foreign currency allocation ranged between 50% and 80% of net assets. The Fund used currency forwards in addition to non-U.S. dollar assets to gain exposure to those currencies we found attractive.

What changes were made to the portfolio during the year?

From an overall perspective, we made no significant changes to the Fund's bond strategy. In terms of currency composition relative to the benchmark, we overweighted the U.S. dollar in the early part of the year, moving aggressively away from this currency later on as market sentiment and fundamentals pointed to a resumption in dollar weakness. We maintained our strategy of dividing the Fund's investments between high yield bonds, emerging markets debt instruments and high-grade sovereign bonds. We also maintained our view that the U.S. dollar would be weak throughout the period, and consequently invested the portfolio heavily in non-U.S. dollar-denominated securities and currency forwards.

At a tactical level, we made several transactions that we believed would benefit the Fund. From an overall currency perspective, we broadly increased exposure to non-U.S. dollar currencies where we saw value. Within the high yield portion of the portfolio, 2004 saw a near-record number of new high yield and emerging market corporate issues. We bought a large number of these new bond issues, focusing on companies with strong capital structures and assets. We also traded bond positions actively, taking profits where warranted.


4       MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

From an industry perspective, we increased portfolio allocations to several chemical companies where we saw particular value. In addition, we were underweight in the utility sector, although some of our holdings in that sector performed quite well. Finally, we slightly reduced the duration of the Fund (a measure of an investment's sensitivity to interest rate changes) to a shorter-than-benchmark position, as we wanted to protect the Fund's underlying value in a rising interest rate environment. As of December 31, 2004, the Fund had a duration of 3.90 years, compared to 5.85 years for the JP Morgan Global Government Bond Broad Index.

How would you characterize the Fund's position at the close of the period?

At December 31, 2004, the Fund comprised one-third high yield bonds, one-third emerging market bonds and one-third developed-country sovereigns (primarily AAA-rated sovereigns). Foreign currency bonds and foreign exchange forwards put the non-U.S. dollar exposure of the Fund at 81.88%.

Looking ahead, we expect continued weakness from the U.S. dollar, which we believe will be a multi-year phenomenon. As such, we are maintaining the Fund's position in non-U.S. dollar obligations, but are mindful that we must remain nimble with regard to the U.S. dollar, as currency fluctuations can occur frequently in the foreign exchange market. In 2004, for example, the main trend of the U.S. dollar was downward. However, the U.S. dollar experienced a significant rally in May, which hurt holders of non-U.S. dollar-denominated assets. In the near-term, we expect to maintain our non-U.S. dollar positions until such time as we believe foreign currencies have peaked in relation to the U.S. dollar.

Merrill Lynch World Income Fund is an internationally diversified portfolio that has generated attractive returns through investments in high yield bonds, emerging markets debt and high-grade sovereign fixed income securities. Going forward, we intend to continue to position the portfolio to capitalize on investment opportunities in all of these markets.

B. Daniel Evans
Vice President and Co-Portfolio Manager

Romualdo Roldan
Vice President and Co-Portfolio Manager

January 10, 2005


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                       6-Month       12-Month        10-Year     Standardized
As of December 31, 2004                             Total Return   Total Return   Total Return   30-Day Yield
=============================================================================================================
ML World Income Fund, Inc. Class A Shares*             +18.24%        +17.04%        + 88.00%        5.34%
-------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares*             +17.93         +16.43         + 78.61         5.06
-------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares*             +17.93         +16.22         + 77.48         5.02
-------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class I Shares*             +18.39         +17.14         + 92.73         5.58
-------------------------------------------------------------------------------------------------------------
JP Morgan Global Government Bond Broad Index**         +12.35         +10.78         +114.28           --
-------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.


6       MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the J.P. Morgan Global Government Bond Broad. Values are from December 1994 to December 2004.

                                          12/94             12/95        12/96          12/97        12/98
ML World Income Fund, Inc.+--
Class A Shares*                           $ 9,496           $11,046      $12,241        $12,961      $ 9,883

ML World Income Fund, Inc.+--
Class B Shares*                           $10,000           $11,461      $12,635        $13,310      $10,095

                                          12/99             12/00        12/01          12/02        12/03      12/04
ML World Income Fund, Inc.+--
Class A Shares*                           $11,054           $11,140      $11,714        $11,353      $15,415    $18,048

ML World Income Fund, Inc.+--
Class B Shares*                           $11,223           $11,241      $11,779        $11,355      $15,336    $17,861

                                          12/94             12/95        12/96          12/97        12/98
J.P. Morgan Global
Government Bond Broad Index++             $10,000           $11,946      $12,465        $12,640      $14,547

                                          12/99             12/00        12/01          12/02        12/03      12/04
J.P. Morgan Global
Government Bond Broad Index++             $13,809           $14,125      $14,003        $16,811      $19,342    $21,428

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged index measures the performance of leading government bond markets based on total return in U.S. currency.

      Past performance is not predictive of future results.

Average Annual Total Return

                                               Return Without      Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/04                            +17.04%           +12.36%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                          +10.30            + 9.40
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                           + 6.52            + 6.08
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                   Return              Return
                                                Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/04                            +16.43%             +12.43%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                          + 9.72              + 9.44
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                           + 5.97              + 5.97
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004      7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class I Shares compared to growth of an investment in the J.P. Morgan Global Government Bond Broad Index. Values are from December 1994 to December 2004.

                                        12/94          12/95           12/96          12/97          12/98
ML World Income Fund, Inc.+--
Class C Shares*                         $10,000        $11,438         $12,604        $13,269        $10,071

ML World Income Fund, Inc.+--
Class I Shares*                         $ 9,600        $11,073         $12,301        $13,057        $ 9,998

                                        12/99          12/00           12/01          12/02          12/03      12/04
ML World Income Fund, Inc.+--
Class C Shares*                         $11,183        $11,203         $11,713        $11,307        $15,268    $17,748

ML World Income Fund, Inc.+--
Class I Shares*                         $11,193        $11,307         $11,921        $11,606        $15,790    $18,502

                                        12/94           12/95          12/96          12/97          12/98
J.P. Morgan Global
Government Bond Broad Index++           $10,000         $11,946        $12,465        $12,640        $14,547

                                        12/99           12/00          12/01          12/02          12/03      12/04
J.P. Morgan Global
Government Bond Broad Index++           $13,809         $14,125        $14,003        $16,811        $19,342    $21,428

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                    Return             Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/04                             +16.22%           +15.22%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                           + 9.68            + 9.68
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                            + 5.90            + 5.90
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 12/31/04                             +17.14%           +12.46%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                           +10.57            + 9.68
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                            + 6.78            + 6.35
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8       MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                       Expenses Paid
                                                    Beginning                 Ending                During the Period*
                                                  Account Value           Account Value               July 1, 2004 to
                                                  July 1, 2004          December 31, 2004            December 31, 2004
======================================================================================================================
Actual
======================================================================================================================
Class A                                              $1,000                 $1,182.40                      $ 7.49
----------------------------------------------------------------------------------------------------------------------
Class B                                              $1,000                 $1,179.30                      $10.41
----------------------------------------------------------------------------------------------------------------------
Class C                                              $1,000                 $1,179.30                      $10.58
----------------------------------------------------------------------------------------------------------------------
Class I                                              $1,000                 $1,183.90                      $ 6.10
======================================================================================================================
Hypothetical (5% annual return before expenses)**
======================================================================================================================
Class A                                              $1,000                 $1,018.55                      $ 6.92
----------------------------------------------------------------------------------------------------------------------
Class B                                              $1,000                 $1,015.86                      $ 9.63
----------------------------------------------------------------------------------------------------------------------
Class C                                              $1,000                 $1,015.70                      $ 9.78
----------------------------------------------------------------------------------------------------------------------
Class I                                              $1,000                 $1,019.82                      $ 5.65
----------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.35% for Class A, 1.88% for Class B, 1.91% for Class C and 1.10% for Class I), multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                               Shares                                                    Value
Latin America         Industry*                                  Held    Common Stocks                             (in U.S. dollars)
====================================================================================================================================
Venezuela--0.0%       Government--Foreign--                     3,000   +Venezuela Oil Obligations                      $          0
                      0.0%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Latin America--0.0%                0
====================================================================================================================================
North America
====================================================================================================================================
Canada--0.3%          Paper--0.3%                              80,642   +Western Forest Products, Inc. (c)                   447,581
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Canada                       447,581
====================================================================================================================================
United States--0.0%   Telecommunications--                          1   +PTV, Inc.                                               500
                      0.0%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the United States                500
                      ==============================================================================================================
                                                                         Total Common Stocks in North America--0.3%          448,081
                      ==============================================================================================================
                                                                         Total Investments in Common Stocks
                                                                         (Cost--$1,406,995)--0.3%                            448,081
                      ==============================================================================================================

North America                                                            Preferred Stocks
====================================================================================================================================
United States--0.7%   Automotive--0.6%                         40,000    General Motors Corp. Series C                     1,066,400
                      --------------------------------------------------------------------------------------------------------------
                      Telecommunications--                     29,543    PTV, Inc. Series A                                  133,830
                      0.1%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Investments in Preferred Stocks
                                                                         (Cost--$1,982,122)--0.7%                          1,200,230
                      ==============================================================================================================

North America                                                            Warrants (d)
====================================================================================================================================
United States--0.0%   Health Care--0.0%                        14,085    HealthSouth Corporation                              31,691
                      --------------------------------------------------------------------------------------------------------------
                      Wireless Communications                     225    American Tower Escrow Corporation                    51,750
                      --0.0%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Investments in Warrants
                                                                         (Cost--$14,639)--0.0%                                83,441
                      ==============================================================================================================

                                                                 Face
Europe                                                         Amount    Fixed Income Investments
====================================================================================================================================
Denmark--0.6%         Government--             DKK          5,800,000    Denmark Government Bond, 4% due 11/15/2010        1,098,157
                      Foreign--0.6%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Denmark         1,098,157
====================================================================================================================================
Germany--7.4%         Cable--                  (euro)       1,000,000    Kabel Deutschland GmbH, 10.75% due 7/01/2014      1,593,720
                      International--0.9%
                      --------------------------------------------------------------------------------------------------------------
                      Government--                          2,500,000    Bundesobligation Series 142, 3%
                      Foreign--6.0%                                      due 4/11/2008                                     3,419,067
                                                            2,000,000    Bundesschatzanweisungen, 2% due 6/17/2005         2,716,224
                                                            3,000,000    Deutsche Bundesrepublik Series 03, 4.50%
                                                                         due 1/04/2013                                     4,357,609
                                                                                                                        ------------
                                                                                                                          10,492,900
                      --------------------------------------------------------------------------------------------------------------
                      Household Furniture &                   575,000    Grohe Holding GmbH, 8.625%
                      Appliances--0.5%                                   due 10/01/2014 (c)                                  836,278
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Germany        12,922,898
====================================================================================================================================
Greece--0.9%          Government--                          1,000,000    Hellenic Republic Government Bond, 6.30%
                      Foreign--0.9%                                      due 1/29/2009                                     1,527,640
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Greece          1,527,640
====================================================================================================================================
Luxembourg--0.2%      Wireless                 US$            375,000    Millicom International Cellular SA, 10%
                      Communications--0.2%                               due 12/01/2013 (c)                                  392,344
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Luxembourg        392,344
====================================================================================================================================


10      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Europe                                                           Face                                                    Value
(continued)           Industry*                                Amount    Fixed Income Investments                  (in U.S. dollars)
====================================================================================================================================
Netherlands--0.2%     Cable--U.S.--0.2%        US$            250,000    New Skies Satellites NV, 9.125%
                                                                         due 11/01/2012 (c)                             $    255,000
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in the
                                                                         Netherlands                                         255,000
====================================================================================================================================
Norway--3.3%          Government--                                       Norway Government Bond:
                      Foreign--3.3%            NOK         18,000,000       6.50% due 5/15/2013                            3,536,377
                                                           12,300,000       5% due 5/15/2015                               2,194,792
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Norway          5,731,169
====================================================================================================================================
Poland--0.9%          Government--             PLN          5,000,000    Poland Government Bond, 5.75% due 6/24/2008       1,650,714
                      Foreign--0.9%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Poland          1,650,714
====================================================================================================================================
Russia--6.3%          Energy--Other--2.5%      US$          1,000,000    Gazprom, 9.625% due 3/01/2013                     1,185,700
                                                              500,000    Gazprom International SA, 7.201%
                                                                         due 2/01/2020 (c)                                   528,750
                                                              500,000    OAO Gazprom, 9.625% due 3/01/2013 (c)               590,000
                                               RUB         56,197,502    OJSC Gazprom, 8.11% due 1/19/2007                 2,017,560
                                                                                                                        ------------
                                                                                                                           4,322,010
                      --------------------------------------------------------------------------------------------------------------
                      Government--                                       Russia Government International Bond:
                      Foreign--1.5%            US$            300,000       8.25% due 3/31/2010                              332,790
                                                            1,700,000       11% due 7/24/2018, (Regulation S)++            2,376,940
                                                                                                                        ------------
                                                                                                                           2,709,730
                      --------------------------------------------------------------------------------------------------------------
                      Special Purpose                                    Aries Vermoegensverwaltungs GmbH:
                      Vehicle--2.3%                         1,000,000       9.60% due 10/25/2014                           1,234,600
                                                            2,250,000       9.60% due 10/25/2014 (c)                       2,767,500
                                                                                                                        ------------
                                                                                                                           4,002,100
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Russia         11,033,840
====================================================================================================================================
Spain--0.8%           Government--             (euro)       1,000,000    Spain Government Bond, 4.20% due 7/30/2013        1,422,920
                      Foreign--0.8%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Spain           1,422,920
====================================================================================================================================
Sweden--1.1%          Government--             SEK         11,900,000    Sweden Government Bond Series 1040, 6.50%
                      Foreign--1.1%                                      due 5/05/2008                                     1,988,407
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Sweden          1,988,407
====================================================================================================================================
Turkey--5.5%          Government--                                       Turkey Government International Bond:
                      Foreign--5.5%            TRL  5,000,000,000,000       20% due 10/17/2007                             3,971,891
                                               (euro)         750,000       9.875% due 1/24/2008                           1,186,319
                                                            1,000,000       9.50% due 1/18/2011                            1,649,721
                                               US$            650,000       11% due 1/14/2013                                827,125
                                                            1,400,000       11.875% due 1/15/2030                          2,016,000
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Turkey          9,651,056
====================================================================================================================================
Ukraine--1.4%         Cellular--0.1%                          250,000    Dresdner Bank AG for Kyivstar GSM, 10.375%
                                                                         due 8/17/2009 (c)                                   275,000
                      --------------------------------------------------------------------------------------------------------------
                      Government--                                       Ukraine Government International Bond:
                      Foreign--1.3%            UAH          5,070,000       11.20% due 1/04/2006                             950,219
                                               (euro)         221,673       10% due 3/15/2007                                323,546
                                               US$          1,000,000       7.65% due 6/11/2013 (c)                        1,065,000
                                                                                                                        ------------
                                                                                                                           2,338,765
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in the
                                                                         Ukraine                                           2,613,765
====================================================================================================================================


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     11

[LOGO] Merrill Lynch Investment Managers

Europe                                                           Face                                                    Value
(concluded)           Industry*                                Amount    Fixed Income Investments                  (in U.S. dollars)
====================================================================================================================================
United Kingdom--9.3%  Cable--                  (pound)      1,500,000    NTL Cable Plc, 9.75% due 4/15/2014 (c)         $  3,074,243
                      International--1.8%
                      --------------------------------------------------------------------------------------------------------------
                      Government--                                       United Kingdom Gilt:
                      Foreign--6.5%                         2,000,000       8.50% due 12/07/2005                           3,982,709
                                                            2,000,000       5% due 3/07/2012                               3,951,926
                                                            1,769,000       5% due 9/07/2014                               3,518,234
                                                                                                                        ------------
                                                                                                                          11,452,869
                      --------------------------------------------------------------------------------------------------------------
                      Hybrid--0.5%                            450,000    WRG Acquisitions Plc, 8.364%
                                                                         due 12/15/2011 (b)(c)                               896,354
                      --------------------------------------------------------------------------------------------------------------
                      Manufacturing--0.5%      US$            750,000    Invensys Plc, 9.875% due 3/15/2011 (c)              806,250
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in the
                                                                         United Kingdom                                   16,229,716
                      ==============================================================================================================
                                                                         Total Fixed Income Investments in
                                                                         Europe--37.9%                                    66,517,626
                      ==============================================================================================================

Latin America
====================================================================================================================================
Argentina--1.9%       Government--             ARS            800,000    Argentina Bonos, 2% due 9/30/2008                   291,169
                      Foreign--1.3%                                      Argentina Government International Bond:
                                               US$          1,950,000       1.98% due 8/03/2012                            1,641,328
                                                            1,060,000       Series 2031, 12% due 6/19/2031 (f)               345,735
                                                                                                                        ------------
                                                                                                                           2,278,232
                      --------------------------------------------------------------------------------------------------------------
                      Telecommunications--     ARS          3,000,000    Telefonica de Argentina, 8.25%
                      0.6%                                               due 10/28/2005                                    1,024,895
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Argentina       3,303,127
====================================================================================================================================
Brazil--8.7%          Broadcasting--1.2%                                 Globo Comunicacoes e Participacoes SA (f):
                                               US$            900,000       10.50% due 12/20/2006                            855,000
                                                            1,350,000       10.50% due 12/20/2006 (c)                      1,282,500
                                                                                                                        ------------
                                                                                                                           2,137,500
                      --------------------------------------------------------------------------------------------------------------
                      Cable--                               1,000,000    Empresa Brasileira de Telecom SA Series B,
                      International--0.7%                                11% due 12/15/2008                                1,140,000
                      --------------------------------------------------------------------------------------------------------------
                      Financial--0.8%          BRL          3,500,000    Banco Bradesco SA/Cayman Islands, 17.50% due
                                                                         12/10/2007 (c)                                    1,350,715
                      --------------------------------------------------------------------------------------------------------------
                      Food - Sugar--0.3%       US$            500,000    Cosan SA Industria e Comercio, 9%
                                                                         due 11/01/2009 (c)                                  522,500
                      --------------------------------------------------------------------------------------------------------------
                      Government--                                       Brazilian Government International Bond:
                      Foreign--4.7%                           400,000       14.50% due 10/15/2009                            533,360
                                                              750,000       9.25% due 10/22/2010                             838,500
                                               (euro)       1,750,000       9.50% due 1/24/2011                            2,729,543
                                               US$          1,000,000       10.50% due 7/14/2014                           1,185,000
                                                              425,000       10.125% due 5/15/2027                            483,863
                                                              529,212       Series 20YR, 8% due 4/15/2014 (b)++              541,437
                                               (Y)        200,000,000    Federal Republic of Brazil, 4.75%
                                                                         due 4/10/2007                                     1,979,506
                                                                                                                        ------------
                                                                                                                           8,291,209
                      --------------------------------------------------------------------------------------------------------------
                      Steel--1.0%              US$          1,600,000    CSN Islands VIII Corp., 10%
                                                                         due 1/15/2015 (c)                                 1,718,000
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Brazil         15,159,924
====================================================================================================================================
Colombia--1.2%        Consumer                              1,000,000    Bavaria SA, 8.875% due 11/01/2010 (c)             1,080,000
                      Non-Durables--0.6%
                      --------------------------------------------------------------------------------------------------------------
                      Government--                                       Colombia Government International Bond:
                      Foreign--0.6%            (euro)         350,000       11.25% due 10/20/2005                            508,563
                                               US$            400,000       10.75% due 1/15/2013                             478,000
                                                                                                                        ------------
                                                                                                                             986,563
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Colombia        2,066,563
====================================================================================================================================
Ecuador--1.0%         Government--                          1,975,000    Ecuador Government International Bond, 8%
                      Foreign--1.0%                                      due 8/15/2030 (c)                                 1,718,250
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Ecuador         1,718,250
                      ==============================================================================================================


12      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Latin America                                                    Face                                                    Value
(concluded)           Industry*                                Amount    Fixed Income Investments                  (in U.S. dollars)
====================================================================================================================================
Mexico--2.4%          Energy--Other--0.4%      (euro)         500,000    Pemex Project Funding Master Trust, 7.75%
                                                                         due 8/02/2007                                  $    753,704
                      --------------------------------------------------------------------------------------------------------------
                      Government--                          1,500,000    Mexico Government International Bond, 7.50%
                      Foreign--1.9%                                      due 3/08/2010                                     2,374,616
                                               MXN          9,925,000    United Mexican States, 9% due 7/09/2009             937,421
                                                                                                                        ------------
                                                                                                                           3,312,037
                      --------------------------------------------------------------------------------------------------------------
                      Leisure--0.1%            US$            125,000    Grupo Posadas SA de CV, 8.75%
                                                                         due 10/04/2011 (c)                                  133,437
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Mexico          4,199,178
====================================================================================================================================
Uruguay--0.3%         Government--             UYU         13,900,000    Uruguay Government International Bond,
                      Foreign--0.3%                                      17.75% due 2/04/2006                                548,548
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Uruguay           548,548
====================================================================================================================================
Venezuela--3.4%       Electricity               US         $1,000,000    Electricidad de Caracas Finance BV, 10.25%
                      Generation--0.6%                                   due 10/15/2014 (c)                                1,047,500
                      --------------------------------------------------------------------------------------------------------------
                      Government--                                       Venezuela Government International Bond:
                      Foreign--2.8%            (euro)         400,000       11.125% due 7/25/2011                            682,343
                                                US$         1,315,000       8.50% due 10/08/2014++                         1,393,900
                                                            2,285,000       9.25% due 9/15/2027                            2,410,675
                                                              500,000       9.375% due 1/13/2034                             529,000
                                                                                                                        ------------
                                                                                                                           5,015,918
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Venezuela       6,063,418
                      ==============================================================================================================
                                                                         Total Fixed Income Investments in
                                                                         Latin America--18.9%                             33,059,008
                      ==============================================================================================================

North America
====================================================================================================================================
Canada--3.8%          Cable--                                 500,000    Cable Satisfaction International, 12.75%
                      International--0.0%                                due 3/01/2010 (f)                                    75,000
                      --------------------------------------------------------------------------------------------------------------
                      Financial--0.6%                       1,000,000    Fairfax Financial Holdings Ltd., 7.75%
                                                                         due 4/26/2012                                     1,020,000
                      --------------------------------------------------------------------------------------------------------------
                      Government--                                       Canadian Government Bond:
                      Foreign--2.1%            C$           2,200,000       4.50% due 9/01/2007                            1,896,758
                                                            2,000,000       5.25% due 6/01/2012                            1,789,208
                                                                                                                        ------------
                                                                                                                           3,685,966
                      --------------------------------------------------------------------------------------------------------------
                      Paper--0.8%              US$            400,000    Ainsworth Lumber Co. Ltd., 7.25%
                                                                         due 10/01/2012 (c)                                  407,000
                                                              894,000    Western Forest Products, Inc., 15%
                                                                         due 7/28/2009 (a)(c)                              1,007,985
                                                                                                                        ------------
                                                                                                                           1,414,985
                      --------------------------------------------------------------------------------------------------------------
                      Retail--0.3%                            450,000    Jean Coutu Group, Inc., 8.50%
                                                                         due 8/01/2014 (c)                                   461,250
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Canada          6,657,201
====================================================================================================================================
United States--27.8%  Aerospace &                             250,000    Standard Aero Holdings, Inc., 8.25%
                      Defense--0.2%                                      due 9/01/2014 (c)                                   270,000
                      --------------------------------------------------------------------------------------------------------------
                      Airlines--0.9%                          800,000    American Airlines, Inc. Series 2001-2, 7.80%
                                                                         due 4/01/2008                                       732,252
                                                              145,761    Continental Airlines, Inc. Series 1998-1-C,
                                                                         6.541% due 9/15/2009                                134,370
                                                            1,050,000    Delta Air Lines, Inc., 7.90% due 12/15/2009         656,250
                                                              100,000    Evergreen International Aviation, Inc., 12%
                                                                         due 5/15/2010                                        75,750
                                                                                                                        ------------
                                                                                                                           1,598,622
                      --------------------------------------------------------------------------------------------------------------
                      Automotive--1.2%                        500,000    Advanced Accessory Holdings Corp., 13.25%**
                                                                         due 12/15/2011                                      202,500
                                                              475,000    Cooper Standard Auto, 8.375%
                                                                         due 12/15/2014 (c)                                  473,813
                                                            1,000,000    Metaldyne Corp., 11% due 6/15/2012                  830,000
                                                              500,000    Tenneco Automotive, Inc., 8.625%
                                                                         due 11/15/2014 (c)                                  520,000
                                                                                                                        ------------
                                                                                                                           2,026,313
                      --------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     13

[LOGO] Merrill Lynch Investment Managers

North America                                                    Face                                                    Value
(continued)           Industry*                                Amount    Fixed Income Investments                  (in U.S. dollars)
====================================================================================================================================
United States         Broadcasting--1.2%       US$          1,025,000    Granite Broadcasting Corp., 9.75%
(continued)                                                              due 12/01/2010                                 $    978,875
                                                            1,175,000    Paxson Communications Corp., 12.26%**
                                                                         due 1/15/2009                                     1,098,625
                                                                                                                        ------------
                                                                                                                           2,077,500
                      --------------------------------------------------------------------------------------------------------------
                      Cable--U.S.--1.6%                       575,000    Adelphia Communications Corp., 6%
                                                                         due 2/15/2006 (f)                                   123,625
                                                              800,000    Charter Communications, Inc., 5.875%
                                                                         due 11/16/2009 (c)                                  901,000
                                                              500,000    PanAmSat Corp., 9% due 8/15/2014 (c)                558,125
                                                              250,000    Rainbow National Services LLC, 10.375%
                                                                         due 9/01/2014 (c)                                   281,875
                                               (euro)         625,000    WDAC Subsidiary Corp., 8.50% due 12/01/2014         847,407
                                                                                                                        ------------
                                                                                                                           2,712,032
                      --------------------------------------------------------------------------------------------------------------
                      Chemicals--1.2%          US$            600,000    PolyOne Corp., 8.875% due 5/01/2012                 652,500
                                                                         Rockwood Specialties Group, Inc.:
                                                              600,000       10.625% due 5/15/2011                            690,000
                                               (euro)         500,000       7.625% due 11/15/2014                            699,164
                                                                                                                        ------------
                                                                                                                           2,041,664
                      --------------------------------------------------------------------------------------------------------------
                      Consumer--               US$          1,100,000    Landry's Restaurants, Inc., 7.50%
                      Products--0.6%                                     due 12/15/2014 (c)                                1,091,750
                      --------------------------------------------------------------------------------------------------------------
                      Diversified Media--1.0%                 209,000    PEI Holdings, Inc., 11% due 3/15/2010               243,485
                                                            1,000,000    Primedia, Inc., 7.625% due 4/01/2008              1,012,500
                                                                         Universal City Florida Holding Co. I/II
                                                                         (c):
                                                              250,000       7.20% due 5/01/2010 (b)                          260,000
                                                              250,000       8.375% due 5/01/2010                             259,375
                                                                                                                        ------------
                                                                                                                           1,775,360
                      --------------------------------------------------------------------------------------------------------------
                      Energy-Other--0.4%                      125,000    Star Gas Partners LP, 10.25% due 2/15/2013          136,875
                                                              793,000    Trico Marine Services, Inc., 8.875%
                                                                         due 5/15/2012 (f)                                   517,433
                                                                                                                        ------------
                                                                                                                             654,308
                      --------------------------------------------------------------------------------------------------------------
                      Financial--1.0%                         800,000    Crum & Forster Holdings Corp., 10.375%
                                                                         due 6/15/2013                                       892,000
                                                              850,000    Refco Finance Holdings LLC, 9%
                                                                         due 8/01/2012 (c)                                   930,750
                                                                                                                        ------------
                                                                                                                           1,822,750
                      --------------------------------------------------------------------------------------------------------------
                      Food & Drug--0.7%                     1,411,000    Duane Reade, Inc., 9.75% due 8/01/2011 (c)        1,284,010
                      --------------------------------------------------------------------------------------------------------------
                      Food & Tobacco--1.8%                  1,075,000    Commonwealth Brands, Inc., 10.625%
                                                                         due 9/01/2008 (c)                                 1,128,750
                                                              800,000    Dole Food Co., Inc., 8.875% due 3/15/2011           870,000
                                                              575,000    Mrs. Fields Famous Brands LLC, 11.50%
                                                                         due 3/15/2011                                       572,125
                                                            1,225,000    Tabletop Holdings, Inc., 12.30%**
                                                                         due 5/15/2014 (c)                                   520,625
                                                                                                                        ------------
                                                                                                                           3,091,500
                      --------------------------------------------------------------------------------------------------------------
                      Gaming--0.5%                            900,000    Majestic Star Casino LLC, 9.50%
                                                                         due 10/15/2010                                      954,000
                      --------------------------------------------------------------------------------------------------------------
                      Health Care--1.6%                       500,000    HealthSouth Corporation, Term A,
                                                                         due 1/16/2011                                       549,375
                                                              575,000    Team Health, Inc., 9% due 4/01/2012                 562,063
                                                              375,000    Tenet Healthcare Corp., 9.875%
                                                                         due 7/01/2014 (c)                                   408,750
                                                              825,000    US Oncology, Inc., 10.75% due 8/15/2014 (c)         954,938
                                                              350,000    Vanguard Health Holding Co. II LLC, 9% due
                                                                         10/01/2014 (c)                                      374,500
                                                                                                                        ------------
                                                                                                                           2,849,626
                      --------------------------------------------------------------------------------------------------------------
                      Household Furniture &                   650,000    Goodman Global Holding Co., Inc., 7.875%
                      Appliances--1.2%                                   due 12/15/2012 (c)                                  643,500
                                                              575,000    Nortek, Inc., 8.50% due 9/01/2014 (c)               600,875
                                                            1,375,000    Simmons Bedding Co., 10.21%**
                                                                         due 12/15/2014 (c)                                  852,500
                                                                                                                        ------------
                                                                                                                           2,096,875
                      --------------------------------------------------------------------------------------------------------------
                      Housing--0.2%                           400,000    Building Materials Corp. of America, 7.75%
                                                                         due 8/01/2014 (c)                                   403,500
                      --------------------------------------------------------------------------------------------------------------
                      Hybrid--0.4%                                       MagnaChip SemiConductor SA (c):
                                                              200,000       6.875% due 12/15/2011                            206,000
                                                              250,000       8% due 12/15/2014                                260,625
                                                              250,000    NSP Holdings LLC, 11.75% due 1/01/2012
                                                                         (a)(c)                                              252,500
                                                                                                                        ------------
                                                                                                                             719,125


14      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

North America                                                    Face                                                    Value
(concluded)           Industry*                                Amount    Fixed Income Investments                  (in U.S. dollars)
====================================================================================================================================
United States         Information              US$            700,000    Advanced Micro Devices, Inc., 7.75%
(concluded)           Technology--1.2%                                   due 11/01/2012 (c)                             $    728,875
                                                                         Amkor Technology, Inc.:
                                                              750,000       10.50% due 5/01/2009                             750,000
                                                              600,000       7.125% due 3/15/2011                             564,000
                                                                                                                        ------------
                                                                                                                           2,042,875
                      --------------------------------------------------------------------------------------------------------------
                      Leisure--0.1%                           254,000    Host Marriott Corp. Series B, 7.875%
                                                                         due 8/01/2008                                       260,985
                      --------------------------------------------------------------------------------------------------------------
                      Manufacturing--2.2%                     700,000    Altra Industrial Motion, Inc., 9%
                                                                         due 12/01/2011 (c)                                  710,500
                                                              575,000    Mueller Group, Inc., 10% due 5/01/2012              626,750
                                                            1,050,000    Propex Fabrics, Inc., 10% due 12/01/2012 (c)      1,089,375
                                                            1,300,000    Superior Essex Communications LLC, 9%
                                                                         due 4/15/2012                                     1,339,000
                                                                                                                        ------------
                                                                                                                           3,765,625
                      --------------------------------------------------------------------------------------------------------------
                      Metal--Other--0.2%                    1,625,000    Kaiser Aluminum & Chemical, 12.75%
                                                                         due 2/01/2003 (f)                                   343,281
                      --------------------------------------------------------------------------------------------------------------
                      Packaging--1.5%                                    Graham Packaging Co., Inc. (c):
                                                              250,000       8.50% due 10/15/2012                             262,500
                                                              250,000       9.875% due 10/15/2014                            266,875
                                                                         Pliant Corp.:
                                                              575,000       11.125% due 9/01/2009                            626,750
                                                              175,000       13% due 6/01/2010                                169,750
                                                            1,395,000    Portola Packaging, Inc., 8.25% due 2/01/2012      1,102,050
                                                              250,000    US Can Corp., 10.875% due 7/15/2010                 265,000
                                                                                                                        ------------
                                                                                                                           2,692,925
                      --------------------------------------------------------------------------------------------------------------
                      Service--1.6%                           600,000    Allied Waste North America Series B, 7.375%
                                                                         due 4/15/2014                                       574,500
                                                              500,000    Buhrmann US, Inc., 8.25% due 7/01/2014              505,625
                                                            1,425,000    United Rentals North America, Inc., 7.75%
                                                                         due 11/15/2013 (c)                                1,396,500
                                                                         Williams Scotsman, Inc.:
                                                              125,000       9.875% due 6/01/2007                             125,000
                                                              250,000       10% due 8/15/2008                                277,500
                                                                                                                        ------------
                                                                                                                           2,879,125
                      --------------------------------------------------------------------------------------------------------------
                      Special Services--0.3%                  475,000    Aventine Renewable Energy Holdings, Inc.,
                                                                         8.501% due 12/15/2011 (b)(c)                        479,750
                      --------------------------------------------------------------------------------------------------------------
                      Telecommunications--                  1,200,000    LCI International, Inc., 7.25% due 6/15/2007      1,167,000
                      1.7%                                               Qwest Communications International (c):
                                                              500,000       7.25% due 2/15/2011                              512,500
                                                              150,000       7.50% due 2/15/2014                              151,500
                                                              400,000    Terremark Worldwide, Inc., 9.50%
                                                                         due 6/15/2009 (c)                                   371,000
                                                              750,000    Time Warner Telecom, Inc., 10.125%
                                                                         due 2/01/2011                                       736,875
                                                                                                                        ------------
                                                                                                                           2,938,875
                      --------------------------------------------------------------------------------------------------------------
                      Utilities--1.3%                         425,000    Calpine Generating Co. LLC, 11.169%
                                                                         due 4/01/2011 (b)                                   415,438
                                                              500,000    Inergy LP/Inergy Finance Corp., 6.875%
                                                                         due 12/15/2014 (c)                                  502,500
                                                              625,000    Reliant Energy, Inc., 6.75% due 12/15/2014          621,094
                                                              775,000    Texas Genco LLC, 6.875% due 12/15/2014 (c)          801,156
                                                                                                                        ------------
                                                                                                                           2,340,188
                      --------------------------------------------------------------------------------------------------------------
                      Wireless                                           Centennial Communications Corp.:
                      Communications--2.0%                    450,000       10.125% due 6/15/2013                            505,125
                                                              475,000       8.125% due 2/01/2014                             488,063
                                                            1,425,000    Dobson Cellular Systems, 9.875%
                                                                         due 11/01/2012 (c)                                1,403,625
                                                              500,000    Horizon PCS, Inc., 11.375% due 7/15/2012 (c)        560,000
                                                              450,000    SBA Communications Corp., 8.50%
                                                                         due 12/01/2012 (c)                                  459,000
                                                                                                                        ------------
                                                                                                                           3,415,813
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in the
                                                                         United States                                    48,628,377
                      ==============================================================================================================
                                                                         Total Fixed Income Investments in
                                                                         North America--31.6%                             55,285,578
                      ==============================================================================================================


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     15

[LOGO] Merrill Lynch Investment Managers

                                                                 Face                                                    Value
Pacific Basin/Asia    Industry*                                Amount    Fixed Income Investments                  (in U.S. dollars)
====================================================================================================================================
Australia--2.2%       Government--             A$           4,590,000    Australia Government Bond Series 909, 7.50%
                      Foreign--2.2%                                      due 9/15/2009                                  $  3,936,347
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Australia       3,936,347
====================================================================================================================================
China--1.3%           Consumer--               US$          1,200,000    Asia Aluminum Holdings Ltd., 8%
                      Products--0.7%                                     due 12/23/2011 (c)                                1,212,000
                      --------------------------------------------------------------------------------------------------------------
                      Paper--0.3%                             500,000    SINO-FOREST Corp., 9.125% due 8/17/2011 (c)         546,250
                      --------------------------------------------------------------------------------------------------------------
                      Utility--0.3%                           500,000    AES China Generating Co. Ltd., 8.25%
                                                                         due 6/26/2010                                       517,425
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in China           2,275,675
====================================================================================================================================
Indonesia--1.4%       Finance--0.2%                           250,000    Indosat Finance Company BV, 7.75%
                                                                         due 11/05/2010                                      265,625
                      --------------------------------------------------------------------------------------------------------------
                      Government--                            250,000    Indonesia Government International Bond,
                      Foreign--0.2%                                      6.75% due 3/10/2014                                 251,155
                      --------------------------------------------------------------------------------------------------------------
                      Paper--0.5%                           1,000,000    Indah Kiat Finance Mauritius, 10%
                                                                         due 7/01/2007 (f)                                   530,000
                                                            1,000,000    Tjiwi Kimia International BV, 13.25%
                                                                         due 8/01/2049 (f)                                   400,000
                                                                                                                        ------------
                                                                                                                             930,000
                      --------------------------------------------------------------------------------------------------------------
                      Telecommunications--                    875,000    Excelcomindo Finance Co. BV, 8%
                      0.5%                                               due 1/27/2009 (c)                                   919,844
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Indonesia       2,366,624
====================================================================================================================================
New Zealand--1.3%     Government--                                       New Zealand Government Bond:
                      Foreign--1.3%            NZ$          1,000,000       Series 709, 7% due 7/15/2009                     749,888
                                                            2,000,000       Series 1106, 8% due 11/15/2006                 1,490,011
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in New
                                                                         Zealand                                           2,239,899
====================================================================================================================================
Philippines--1.2%     Government--                                       Philippine Government International Bond:
                      Foreign--0.8%            US$            500,000       8.875% due 4/15/2008                             540,000
                                                              250,000       9.875% due 3/16/2010                             271,875
                                                              525,000       10.625% due 3/16/2025                            560,437
                                                                                                                        ------------
                                                                                                                           1,372,312
                      --------------------------------------------------------------------------------------------------------------
                      Telecommunications--                    700,000    Globe Telecom, Inc., 9.75% due 4/15/2012            764,750
                      0.4%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in the
                                                                         Philippines                                       2,137,062
====================================================================================================================================
Thailand--0.5%        Energy-Exploration &                    250,000    PTT PCL, 5.75% due 8/01/2014 (c)                    262,234
                      Production--0.2%
                      --------------------------------------------------------------------------------------------------------------
                      Finance/Banking--0.3%                   500,000    Thai Farmers Bank PCL, 8.25% due 8/21/2016          594,000
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Fixed Income Investments in Thailand          856,234
                      ==============================================================================================================
                                                                         Total Fixed Income Investments in the
                                                                         Pacific Basin/Asia--7.9%                         13,811,841
====================================================================================================================================
                                                                         Total Fixed Income Investments
                                                                         (Cost--$154,409,443)--96.3%                     168,674,053
====================================================================================================================================

                                                           Beneficial
North America                                                Interest    Other Interests (e)
====================================================================================================================================
United States--0.3%   Airlines--0.3%           US$          1,984,626    US Airways Group, Inc.--Certificate of
                                                                         Beneficial Interest                                 555,695
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Investments in Other Interests
                                                                         (Cost--$535,849)--0.3%                              555,695
                      ==============================================================================================================
                      Total Investments (Cost--$158,349,048***)--97.6%                                                   170,961,500

                      Other Assets Less Liabilities--2.4%                                                                  4,271,963
                                                                                                                        ------------
                      Net Assets--100.0%                                                                                $175,233,463
                                                                                                                        ============


16      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Schedule of Investments (concluded)

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $158,123,488
                                                                   ============
      Gross unrealized appreciation .............................  $ 16,903,421
      Gross unrealized depreciation .............................    (4,065,409)
                                                                   ------------
      Net unrealized appreciation ...............................  $ 12,838,012
                                                                   ============

+     Non-income producing security.
++ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b)   Floating rate note.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(f) Non-income producing; issuer filed for bankruptcy or is in default of interest payments.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                               Net      Interest
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweeps Series I                                   --       $ 12,723
      --------------------------------------------------------------------------

      Forward foreign exchange contracts as of December 31, 2004 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                               Settlement             Appreciation/
      Currency Purchased                       Date                Depreciation
      --------------------------------------------------------------------------
      BRL          17,114,500              January 2005              $  352,736
      CLP         608,250,000              January 2005                  21,713
      (euro)        7,103,084              January 2005                 118,915
      IDR      18,440,000,000              January 2005                 (13,466)
      (Y)         138,108,000              January 2005                   6,215
      PLN           7,117,000              January 2005                  39,036
      CLP         306,137,500             February 2005                  50,853
      (euro)        1,567,914             February 2005                  (4,998)
      (Y)         676,791,000             February 2005                  80,276
      MXN          22,467,000             February 2005                  11,661
      PHP         113,260,000             February 2005                   4,067
      RUB          28,600,000             February 2005                   5,121
      (Y)       1,298,270,500                March 2005                 789,729
      MXN          11,300,000                March 2005                   2,312
      HUF         401,440,000                  May 2005                 174,476
      KRW       2,156,000,000                  May 2005                  80,004
      MYR           7,500,000                  May 2005                 (14,124)
      RUB          28,220,000                  May 2005                  13,817
      (pound)         549,209             November 2005                  38,238
      SGD           6,496,000             November 2005                  33,120
      THB          80,180,000             November 2005                  70,653
      TWD          63,840,000             November 2005                  70,141
      --------------------------------------------------------------------------
      Total US$ Commitment--$65,487,246                              $1,930,495
                                                                     ----------

      --------------------------------------------------------------------------
      Foreign
      Currency Sold
      --------------------------------------------------------------------------
      (euro)        1,000,000              January 2005              $  (16,703)
      (euro)        3,500,000             February 2005                (211,870)
      --------------------------------------------------------------------------
      Total US$ Commitment--$5,890,223                               $ (228,573)
                                                                     ----------
      --------------------------------------------------------------------------

      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net                                $1,701,922
                                                                     ==========

      Financial futures contracts sold as of December 31, 2004 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration       Face         Unrealized
      Contracts          Issue            Date          Value       Depreciation
      --------------------------------------------------------------------------
         70            Ten-Year          March
                  U.S. Treasury Note      2005        $7,748,023      $ (87,602)
      --------------------------------------------------------------------------

      Swaps outstanding as of December 31, 2004 were as follows:

      --------------------------------------------------------------------------
                                                         Notional    Unrealized
      Description                                         Amount    Appreciation
      --------------------------------------------------------------------------
      Sold credit default protection on Russia
      Government International Bond and
      receive a fixed rate of 1.02%

      Broker, Morgan Stanley Capital Services, Inc.
      Expires December 2006                             $1,000,000      $110
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     17

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of December 31, 2004
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$158,349,048) ............................                      $ 170,961,500
                       Foreign cash (cost--$1,159,528) .............................                          1,214,088
                       Cash on deposit for financial futures contracts .............                            150,000
                       Unrealized appreciation on forward foreign exchange contracts                          1,963,083
                       Unrealized appreciation on swaps ............................                                110
                       Receivables:
                          Interest (including $1,175 from affiliates) ..............    $   4,023,781
                          Capital shares sold ......................................          618,275
                          Forward foreign exchange contracts .......................          184,601
                          Dividends ................................................           31,250
                          Securities sold ..........................................           25,125
                          Swaps ....................................................              453
                          Principal paydowns .......................................              125         4,883,610
                                                                                        -------------
                       Prepaid expenses and other assets ...........................                             67,129
                                                                                                          -------------
                       Total assets ................................................                        179,239,520
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward foreign exchange contracts                            261,161
                       Payables:
                          Custodian bank ...........................................        1,893,879
                          Dividends and distributions to shareholders ..............          651,630
                          Capital shares redeemed ..................................          459,355
                          Securities purchased .....................................          250,000
                          Foreign Tax ..............................................          112,712
                          Investment adviser .......................................           98,082
                          Forward foreign exchange contracts .......................           68,020
                          Other affiliates .........................................           48,493
                          Distributor ..............................................           47,758
                          Variation margin .........................................           18,594         3,648,523
                                                                                        -------------
                       Accrued expenses and other liabilities ......................                             96,373
                                                                                                          -------------
                       Total liabilities ...........................................                          4,006,057
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                      $ 175,233,463
                                                                                                          =============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 1,000,000,000
                        shares authorized ..........................................                      $   1,219,153
                       Class B Shares of Common Stock, $.10 par value, 1,000,000,000
                        shares authorized ..........................................                            379,040
                       Class C Shares of Common Stock, $.10 par value, 1,000,000,000
                        shares authorized ..........................................                            292,398
                       Class I Shares of Common Stock, $.10 par value, 1,000,000,000
                        shares authorized ..........................................                            742,019
                       Paid-in capital in excess of par ............................                        356,691,132
                       Undistributed investment income--net ........................    $   5,875,190
                       Accumulated realized capital losses--net ....................     (204,387,249)
                       Unrealized appreciation--net ................................       14,421,780
                                                                                        -------------
                       Total accumulated losses--net ...............................                       (184,090,279)
                                                                                                          -------------
                       Net Assets ..................................................                      $ 175,233,463
                                                                                                          =============
=======================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $81,144,834 and 12,191,531
                        shares outstanding .........................................                      $        6.66
                                                                                                          =============
                       Class B--Based on net assets of $25,225,631 and 3,790,403
                        shares outstanding .........................................                      $        6.66
                                                                                                          =============
                       Class C--Based on net assets of $19,446,691 and 2,923,975
                        shares outstanding .........................................                      $        6.65
                                                                                                          =============
                       Class I--Based on net assets of $49,416,307 and 7,420,194
                        shares outstanding .........................................                      $        6.66
                                                                                                          =============

      See Notes to Financial Statements.


18      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Statement of Operations

For the Year Ended December 31, 2004
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest (including $12,723 from affiliates) (net of
                        $14,092 foreign withholding tax) ...........................                      $  11,292,452
                       Dividends ...................................................                            428,176
                       Other income ................................................                            154,338
                                                                                                          -------------
                       Total income ................................................                         11,874,966
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $     927,136
                       Account maintenance and distribution fees--Class B ..........          187,971
                       Account maintenance fees--Class A ...........................          181,538
                       Transfer agent fees--Class I ................................          132,496
                       Accounting services .........................................          103,581
                       Account maintenance and distribution fees--Class C ..........           86,225
                       Transfer agent fees--Class A ................................           83,752
                       Professional fees ...........................................           74,363
                       Printing and shareholder reports ............................           64,184
                       Transfer agent fees--Class B ................................           52,888
                       Registration fees ...........................................           45,679
                       Custodian fees ..............................................           43,431
                       Transfer agent fees--Class C ................................           21,742
                       Pricing fees ................................................           18,283
                       Directors' fees and expenses ................................           16,078
                       Other .......................................................           97,864
                                                                                        -------------
                       Total expenses ..............................................                          2,137,211
                                                                                                          -------------
                       Investment income--net ......................................                          9,737,755
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investments--net (including $171,209 in foreign tax) .....        3,393,070
                          Futures contracts and swaps--net .........................          (80,593)
                          Foreign currency transactions--net .......................        1,339,008         4,651,485
                                                                                        -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net (including $4,226 in foreign tax) .......        8,973,319
                          Futures contracts and swaps--net .........................          (87,492)
                          Foreign currency transactions--net .......................        1,379,577        10,265,404
                                                                                        -------------------------------
                       Total realized and unrealized gain--net .....................                         14,916,889
                                                                                                          -------------
                       NetIncrease in Net Assets Resulting from Operations .........                      $  24,654,644
                                                                                                          =============

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     19

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                               For the Year Ended
                                                                                                  December 31,
                                                                                        -------------------------------
Increase (Decrease) in Net Assets:                                                           2004              2003
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................    $   9,737,755     $  10,322,439
                       Realized gain--net ..........................................        4,651,485           519,513
                       Change in unrealized appreciation/depreciation--net .........       10,265,404        31,976,788
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........       24,654,644        42,818,740
                                                                                        -------------------------------
=======================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..................................................       (4,701,804)       (4,378,434)
                          Class B ..................................................       (1,491,299)       (2,875,153)
                          Class C ..................................................         (632,871)         (306,034)
                          Class I ..................................................       (3,100,119)       (3,489,224)
                                                                                        -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ...............................................       (9,926,093)      (11,048,845)
                                                                                        -------------------------------
=======================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share
                        transactions ...............................................        1,806,896        26,030,984
                                                                                        -------------------------------
=======================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------
                       Redemption fees .............................................            3,857                --
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ................................       16,539,304        57,800,879
                       Beginning of year ...........................................      158,694,159       100,893,280
                                                                                        -------------------------------
                       End of year* ................................................    $ 175,233,463     $ 158,694,159
                                                                                        ===============================
                          * Undistributed investment income--net ...................    $   5,875,190     $   3,585,677
                                                                                        ===============================

      See Notes to Financial Statements.


20      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Financial Highlights

                                                                                                Class A
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended December 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003          2002          2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........  $  6.07       $  4.84       $  5.46       $  5.76       $  6.29
                                                                    ---------------------------------------------------------------
                       Investment income--net ....................      .39+          .41+          .47+          .60           .58
                       Realized and unrealized gain (loss)--net ..      .59          1.26          (.65)         (.31)         (.53)
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      .98          1.67          (.18)          .29           .05
                                                                    ---------------------------------------------------------------
                       Less dividends from investment income--net      (.39)         (.44)         (.44)         (.59)         (.58)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of year ..............  $  6.66       $  6.07       $  4.84       $  5.46       $  5.76
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........    17.04%        35.82%        (3.08%)        5.16%          .77%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses     1.33%         1.36%         1.48%         1.40%         1.18%
                                                                    ===============================================================
                       Expenses ..................................     1.33%         1.47%         1.48%         1.40%         1.18%
                                                                    ===============================================================
                       Investment income--net ....................     6.34%         7.40%         9.43%        10.56%         9.60%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....  $81,145       $70,595       $42,319       $12,394       $ 7,291
                                                                    ===============================================================
                       Portfolio turnover ........................    90.60%       172.53%        69.77%        75.02%        74.56%
                                                                    ===============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     21

[LOGO] Merrill Lynch Investment Managers

                                                                                                Class B
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended December 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003          2002          2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........  $  6.07       $  4.84       $  5.46       $  5.75      $   6.29
                                                                    ---------------------------------------------------------------
                       Investment income--net ....................      .35+          .39+          .34+          .57           .55
                       Realized and unrealized gain (loss)--net ..      .60          1.25          (.55)         (.30)         (.54)
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      .95          1.64          (.21)          .27           .01
                                                                    ---------------------------------------------------------------
                       Less dividends from investment income--net      (.36)         (.41)         (.41)         (.56)         (.55)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of year ..............  $  6.66       $  6.07       $  4.84       $  5.46      $   5.75
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........    16.43%        35.10%        (3.60%)        4.79%          .07%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses     1.85%         1.89%         1.99%         1.91%         1.71%
                                                                    ===============================================================
                       Expenses ..................................     1.85%         2.00%         1.99%         1.91%         1.71%
                                                                    ===============================================================
                       Investment income--net ....................     5.81%         7.11%         6.66%        10.00%         8.98%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....  $25,226       $31,443       $32,551       $93,422      $122,767
                                                                    ===============================================================
                       Portfolio turnover ........................    90.60%       172.53%        69.77%        75.02%        74.56%
                                                                    ===============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


22      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

                                                                                                Class C
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended December 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003          2002          2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........  $  6.07       $  4.84       $  5.45       $  5.75       $  6.28
                                                                    ---------------------------------------------------------------
                       Investment income--net ....................      .35+          .38+          .37+          .57           .55
                       Realized and unrealized gain (loss)--net ..      .59          1.26          (.57)         (.31)         (.53)
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      .94          1.64          (.20)          .26           .02
                                                                    ---------------------------------------------------------------
                       Less dividends from investment income--net      (.36)         (.41)         (.41)         (.56)         (.55)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of year ..............  $  6.65       $  6.07       $  4.84       $  5.45       $  5.75
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........    16.22%        35.07%        (3.46%)        4.55%          .18%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses     1.90%         1.92%         2.04%         1.96%         1.76%
                                                                    ===============================================================
                       Expenses ..................................     1.90%         2.03%         2.04%         1.96%         1.76%
                                                                    ===============================================================
                       Investment income--net ....................     5.73%         6.67%         7.42%         9.95%         8.95%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....  $19,447       $ 6,919       $ 1,756       $ 2,047       $ 2,163
                                                                    ===============================================================
                       Portfolio turnover ........................    90.60%       172.53%        69.77%        75.02%        74.56%
                                                                    ===============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     23

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                                Class I
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended December 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003          2002          2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........  $  6.08       $  4.85       $  5.46       $  5.76       $  6.29
                                                                    ---------------------------------------------------------------
                       Investment income--net ....................      .40+          .44+          .41+          .62           .60
                       Realized and unrealized gain (loss)--net ..      .59          1.24          (.57)         (.31)         (.53)
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      .99          1.68          (.16)          .31           .07
                                                                    ---------------------------------------------------------------
                       Less dividends from investment income--net      (.41)         (.45)         (.45)         (.61)         (.60)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of year ..............  $  6.66       $  6.08       $  4.85       $  5.46       $  5.76
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........    17.14%        36.10%        (2.65%)        5.43%         1.02%
                                                                    ===============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses     1.08%         1.10%         1.21%         1.13%          .93%
                                                                    ===============================================================
                       Expenses ..................................     1.08%         1.21%         1.21%         1.13%          .93%
                                                                    ===============================================================
                       Investment income--net ....................     6.59%         7.68%         8.16%        10.78%         9.77%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....  $49,416       $49,737       $24,267       $31,810       $36,629
                                                                    ===============================================================
                       Portfolio turnover ........................    90.60%       172.53%        69.77%        75.02%        74.56%
                                                                    ===============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


24      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments (and foreign currency transactions) are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     25

[LOGO] Merrill Lynch Investment Managers

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.


26      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,477,851 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to gains from the sale of defaulted securities, foreign currency transactions, foreign taxes, and amortization methods for premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which FAM pays MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K., but in no event in excess of the amount that FAM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................               .25%              --
Class B ................................               .25%             .50%
Class C ................................               .25%             .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $11,168               $96,782
Class I ............................               $   310               $   984
--------------------------------------------------------------------------------

For the year ended December 31, 2004, MLPF&S received contingent deferred sales charges of $10,525 and $3,358 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     27

[LOGO] Merrill Lynch Investment Managers deferred sales charges of $4,990 relating to transactions subject to front end sales charge waivers in Class A Shares.

In addition, MLPF&S received $188 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2004.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2004, the Fund reimbursed FAM $3,178 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, MLAM U.K., PSI, FDS, and/or ML & Co.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2004 were $139,438,674 and $135,569,989, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $1,806,896 and $26,030,984 for the years ended December 31, 2004 and December 31, 2003, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,572,757       $  9,660,242
Automatic conversion of shares ...........           959,528          5,803,081
Shares issued to shareholders in
   reinvestment of dividends .............           355,331          2,160,074
                                                  -----------------------------
Total issued .............................         2,887,616         17,623,397
Shares redeemed ..........................        (2,321,812)       (14,151,626)
                                                  -----------------------------
Net increase .............................           565,804       $  3,471,771
                                                  =============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           942,438       $  5,188,321
Automatic conversion of shares ...........         3,266,932         17,938,587
Shares issued resulting from
   reorganization ........................           571,143          2,841,375
Shares issued to shareholders in
   reinvestment of dividends .............           379,966          2,079,238
                                                  -----------------------------
Total issued .............................         5,160,479         28,047,521
Shares redeemed ..........................        (2,269,898)       (12,373,875)
                                                  -----------------------------
Net increase .............................         2,890,581       $ 15,673,646
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           921,511       $  5,688,999
Shares issued to shareholders in
   reinvestment of dividends .............            98,468            598,090
                                                  -----------------------------
Total issued .............................         1,019,979          6,287,089
                                                  -----------------------------
Automatic conversion of shares ...........          (959,580)        (5,803,081)
Shares redeemed ..........................        (1,448,725)        (8,784,171)
                                                  -----------------------------
Total redeemed ...........................        (2,408,305)       (14,587,252)
                                                  -----------------------------
Net decrease .............................        (1,388,326)      $ (8,300,163)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,020,950       $  5,572,542
Shares issued resulting from
   reorganization ........................         2,229,775         11,090,278
Shares issued to shareholders in
   reinvestment of dividends .............           199,230          1,076,383
                                                  -----------------------------
Total issued .............................         3,449,955         17,739,203
                                                  -----------------------------
Automatic conversion of shares ...........        (3,268,937)       (17,938,587)
Shares redeemed ..........................        (1,722,811)        (9,379,732)
                                                  -----------------------------
Total redeemed ...........................        (4,991,748)       (27,318,319)
                                                  -----------------------------
Net decrease .............................        (1,541,793)      $ (9,579,116)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,092,790       $ 13,082,960
Shares issued to shareholders in
   reinvestment of dividends .............            55,352            338,366
                                                  -----------------------------
Total issued .............................         2,148,142         13,421,326
Shares redeemed ..........................          (364,506)        (2,283,568)
                                                  -----------------------------
Net increase .............................         1,783,636       $ 11,137,758
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           725,034       $  4,088,131
Shares issued resulting from
   reorganization ........................           310,243          1,542,263
Shares issued to shareholders in
   reinvestment of dividends .............            28,660            157,460
                                                  -----------------------------
Total issued .............................         1,063,937          5,787,854
Shares redeemed ..........................          (286,291)        (1,620,313)
                                                  -----------------------------
Net increase .............................           777,646       $  4,167,541
                                                  =============================


28      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,070,544       $  6,660,602
Shares issued to shareholders in
   reinvestment of dividends .............           177,532          1,080,816
                                                  -----------------------------
Total issued .............................         1,248,076          7,741,418
Shares redeemed ..........................        (2,014,616)       (12,243,888)
                                                  -----------------------------
Net decrease .............................          (766,540)      $ (4,502,470)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,630,390       $ 14,551,131
Shares issued resulting from
   reorganization ........................         3,148,015         15,668,563
Shares issued to shareholders in
   reinvestment of dividends .............           215,239          1,175,923
                                                  -----------------------------
Total issued .............................         5,993,644         31,395,617
Shares redeemed ..........................        (2,813,550)       (15,626,704)
                                                  -----------------------------
Net increase .............................         3,180,094       $ 15,768,913
                                                  =============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the year ended December 31, 2004, the Fund charged redemption fees of $3,857.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   12/31/2004         12/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .......................        $ 9,926,093        $11,048,845
                                                  ------------------------------
Total taxable distributions ..............        $ 9,926,093        $11,048,845
                                                  ==============================

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   7,797,524
Undistributed long-term capital gains--net .............                   --
                                                                =============
Total undistributed earnings--net ......................            7,797,524
Capital loss carryforward ..............................         (204,392,487)*
Unrealized gains--net ..................................           12,504,684**
                                                                -------------
Total accumulated losses--net ..........................        $(184,090,279)
                                                                =============

* On December 31, 2004, the Fund had a net capital loss carryforward of $204,392,487, of which $64,578,318 expires in 2006, $89,930,529 expires in
      2007, $20,097,078 expires in 2008, $7,574,253 expires in 2009, $17,836,357 expires in 2010 and $4,375,952 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     29

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian, a financial intermediary and brokers; where replies were not received we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2005


30      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch Invest-   124 Funds       None
Glenn*      Princeton, NJ  and          present  ment Managers, L.P. ("MLIM")/Fund Asset               163 Portfolios
            08543-9011     Director              Management, L.P. ("FAM")-advised funds since
            Age: 64                              1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of MLIM
                                                 and FAM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMDfrom
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since 1996   38 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     55 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 60                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of Employee     38 Funds        Kimco Realty
            Princeton, NJ               present  Benefit Assets of the Association of Financial        55 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 69                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member of
                                                 the Investment Advisory Committee of the Howard
                                                 Hughes Medical Institute from 1997 to 2000; Director,
                                                 Duke University Management Company from 1992 to
                                                 2004, Vice Chairman thereof from1998 to 2004 and
                                                 Director Emeritus thereof since 2004; Director, LaSalle
                                                 Street Fund from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement System
                                                 since 1998 and Vice Chairman thereof since 2002;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     31

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1988 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 65                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder of Modrall, Sperling, Roehl, Harris &     38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder of Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank
                                                 (now Wells Fargo) from 1983 to 1988; Director,
                                                 First National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers equity mutual funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors Inc. (investment        39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of R.P.P.
            Age: 71                              Corporation (manufacturing company) since 1978;
                                                 Director of International Mobile Communications,
                                                 Incorporated (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


32      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    to 1999  1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
B. Daniel   P.O. Box 9011  Vice         2002 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Evans       Princeton, NJ  President    present  1995 to 2000.
            08543-9011
            Age: 60
------------------------------------------------------------------------------------------------------------------------------------
Romualdo    P.O. Box 9011  Vice         2000 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Roldan      Princeton, NJ  President    present  1998 to 2000.
            08543-9011
            Age: 58
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director (Legal
Pellegrino  Princeton, NJ               present  Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002;
            08543-9011                           Attorney associated with MLIM since 1997.
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained  without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of Merrill Lynch World Income Fund, Inc. effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn, retired as President and Director of the Fund. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     33

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid monthly by Merrill Lynch World Income Fund, Inc. during the fiscal year ended December 31, 2004:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals:*+
   January - April 2004 .........................................             0%
   May 2004 .....................................................          3.09%
   June - December 2004 .........................................          3.30%
Dividends Qualifying for the Dividends Received
   Deductions for Corporations:*
   January - April 2004 .........................................             0%
   May 2004 .....................................................          3.09%
   June - December 2004 .........................................          3.30%
Foreign Source Income:*
   January - December 2004 ......................................         40.94%
Foreign Taxes Paid:++
   January - April 2004 .........................................             0%
   May 2004 .....................................................           .98%
   June - December 2004 .........................................          1.05%
--------------------------------------------------------------------------------
* Represents the percentage of the cash distributions grossed up for foreign taxes.
+ The Fund hereby designates the percentages indicated or the maximum amount allowable by law.
++ The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. The foreign taxes paid are included in taxable income and may be either deducted from gross income or taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


34      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2004     35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch World Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #10788 -- 12/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2004 - $35,000
                                  Fiscal Year Ending December 31, 2003 - $37,000

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2004 - $5,415
                                  Fiscal Year Ending December 31, 2003 - $5,400

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2004 - $11,926,355
             Fiscal Year Ending December 31, 2003 - $18,621,495

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch World Income Fund, Inc.


        By: /s/ Robert C. Doll, Jr.
            ------------------------------------
            Robert C. Doll, Jr.,
            Chief Executive Officer of
            Merrill Lynch World Income Fund, Inc.

        Date: February 24, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Robert C. Doll, Jr.
            ------------------------------------
            Robert C. Doll, Jr.,
            Chief Executive Officer of
            Merrill Lynch World Income Fund, Inc.

        Date: February 24, 2005


        By: /s/ Donald C. Burke
            ------------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch World Income Fund, Inc.

        Date: February 24, 2005